SECOND AMENDMENT TO THE
HERMAN MILLER, INC.
2011 LONG-TERM INCENTIVE PLAN

SECOND AMENDMENT TO THE HERMAN MILLER, INC. 2011 LONG-TERM INCENTIVE PLAN as adopted by the
Board of Directors of Herman Miller, Inc. (the "Company") the 13th day of July, 2015, with reference to the following:

RECITALS

A.The Herman Miller, Inc. 2011 Long-Term Incentive Plan (the "Plan") was approved by the Company's shareholders on October 10, 2011.

B.Under Article 12 of the Plan, the Board of Directors has the authority, subject to certain conditions, to amend the Plan from time to time.

C.Subject to shareholder approval, the Board has elected to amend the Plan to establish annual limits on the number of shares of Common Stock that may be subject to Awards granted to individual Participants.

NOW, THEREFORE, the Plan is amended as follows:

1.	Article 4 of the Plan is hereby amended by adding new Section 4.3 to read as follows:

4.3 Award Limits. Notwithstanding any provision in the Plan to the contrary, and to the extent an Award is intended to comply with the requirements of Section 162(m) of the Code,

(a)the maximum number of shares of Common Stock that may be subject to any Full Value Award granted under the Plan to any one Participant during any fiscal year of the Company may not exceed 250,000 shares (as adjusted from time to time in accordance with the provisions of the Plan);

(b)the maximum number of shares of Common Stock that may be subject to any Award granted under the Plan that is not a Full Value Award to any one Participant during any fiscal year of the Company may not exceed 500,000 shares (as adjusted from time to time in accordance with the provisions of the Plan); and
(c)the maximum number of shares of Common Stock that may be subject to any Award granted under the Plan to any individual Non-employee Director during any fiscal year of the Company may not exceed 40,000 shares (as adjusted from time to time in accordance with the provisions of the Plan).

2.	In all other respects the Plan shall continue in full force and effect.

CERTIFICATION

The foregoing Second Amendment to the Plan was adopted by the Board of Directors on July 13, 2015.

HERMAN MILLER, INC.

By H. Timothy Lopez

Its Secretary